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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 28, 2005

                     STRUCTURED ASSET SECURITIES CORPORATION
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                 (Exact name of registrant specified in Charter)

          Delaware             333-120575             74-2440850
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      (State or other         (Commission            (IRS Employer
      jurisdiction of         File Number)         Identification No.)
      incorporation)

         745 Seventh Avenue, 7th Floor
              New York, New York                         10019
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    (Address of principal executive offices)            Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 526-7000

                                    No Change
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          Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. Other Events.

      The Registrant registered issuances of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-120575 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $914,601,100 in aggregate principal amount Class 1-A1, Class 1-A2, Class 2-A, Class 3-A1, Class 3-A2, Class 3-AX, Class 3-PAX, Class 4-A, Class 5-A, Class 6-A1, Class 6-A2, Class 6-A3, Class 6-AX1, Class 6-AX2, Class B1-I, Class B2-I, Class B3-I, Class B4-I, Class B1-II, Class B2-II, Class B3-II, Class B4-II, Class B5-II, Class BX-II and Class R Certificates of its Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2005-4 on February 28, 2005. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated January 25, 2005, as supplemented by the Prospectus Supplement, dated February 25, 2005 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

      The Certificates (as defined below) were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of February 1, 2005, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services LLC, as master servicer (the "Master Servicer"), HSBC Bank USA, National Association, as trustee (the "Trustee"), and Wells Fargo Bank, National Association, as securities administrator (the "Securities Administrator"). The "Certificates" consist of the following classes: Class 1-A1, Class 1-A2, Class 2-A, Class 3-A1, Class 3-A2, Class 3-AX, Class 3-PAX, Class 4-A, Class 5-A, Class 6-A1, Class 6-A2, Class 6-A3, Class 6-AX1, Class 6-AX2, Class B1-I, Class B2-I, Class B3-I, Class B4-I, Class B5-I, Class B6-I, Class B7-I, Class B1-II, Class B2-II, Class B3-II, Class B4-II, Class B5-II, class B6-II, Class B7-II, Class B8-II, Class BX-II, Class P-I, Class P-II, Class P-III and Class R Certificates. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $1,430,306,458.47 as of February 1, 2005. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

                                        2
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ITEM 9.01. Financial Statements; Pro Forma Information and Exhibits.

            (a)   Not applicable.

            (b)   Not applicable.

            (c)   Exhibits:

                  1.1 Terms Agreement, dated February 24, 2005, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

                  4.1 Trust Agreement, dated as of February 1, 2005, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, HSBC Bank USA, National Association, as Trustee, and Wells Fargo Bank, National Association, as Securities Administrator.

                  99.1 Mortgage Loan Sale and Assignment Agreement, dated as of February 1, 2005, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

                  99.2 Servicing Agreement, dated as of February 1, 2005, between Lehman Brothers Holdings Inc. and Aurora Loan Services Inc.

                                        3
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STRUCTURED ASSET SECURITIES CORPORATION

                                        By: /s/ Michael C. Hitzmann
                                            -----------------------
                                        Name:  Michael C. Hitzmann
                                        Title: Vice President

Date: March 15, 2005

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                                  EXHIBIT INDEX

Exhibit No.                         Description                                             Page No.
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
              Terms Agreement, dated February 24, 2005, between Structured Asset
 1.1          Securities Corporation, as Depositor, and Lehman Brothers Inc., as the 1.1
              Underwriter.

              Trust Agreement, dated as of February 1, 2005, among Structured Asset
 4.1          Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master
              4.1 Servicer, HSBC Bank USA, National Association, as Trustee, and Wells
              Fargo Bank, National Association, as Securities Administrator.

              Mortgage Loan Sale and Assignment Agreement, dated as of February 1, 2005,
99.1          between Lehman Brothers Holdings Inc., as Seller, and Structured Asset
              99.1 Securities Corporation, as Purchaser.

              Servicing Agreement, dated as of February 1, 2005, between Lehman Brothers
99.2          Holdings Inc. and Aurora Loan Services Inc.